Exhibit 10.2

SOLITARIO RESOURCES CORPORATION

1994 STOCK OPTION PLAN

1.       Purpose.

The purpose of this 1994 Stock Option Plan (the "Plan"), as amended, is to enable Solitario Resources Corporation (the "Company") to attract and retain the services and advice of current and future employees, officers, directors, agents, consultants, and providers of services to the Company including independent contractors, of the Company, its parent corporations, subsidiaries, and other related corporations and to provide additional incentives to them to exert their best efforts for the Company and its shareholders.

2.       Stock Subject to This Plan.

Subject to adjustment as provided below and in Section 7 hereof, the stock to be offered under this Plan shall consist of shares of the Company's common stock, $.01 par value (the "Common Stock"). The number of shares of Common Stock that may be subject to options granted under this Plan shall not exceed 1,100,000 shares of Common Stock, as such Common Stock was constituted on the effective date of this Plan, or such greater number as may be approved from time to time by the shareholders of the Company. If an option granted under this Plan expires or terminates for any reason without having been exercised in full, the unissued shares subject thereto shall thereupon again be available for grants of options under this Plan. Shares issued upon exercise of options granted under this Plan may be subject to such restrictions on transfer, repurchase rights, or other restrictions as may be determined by the Plan Administrator. All shares of Common Stock issued pursuant to the due exercise of options granted under the Plan will, when so issued, be validly issued, fully paid and non-assessable.

3.       Effective Date and Duration of This Plan.

3.1       Effective Date. This Plan shall become effective when adopted by the Board of Directors of the Company (the "Board") so long as it is approved by the Company's shareholders any time within twelve months after the adoption of this Plan.

3.2       Duration. This Plan shall continue in effect until ten years from the date on which this Plan is adopted by the Board, unless sooner terminated by the Board. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under this Plan.

4.       Administration.

This Plan shall be administered by the Board or, in the event the Board shall authorize a committee to administer this Plan, by such committee to the extent so authorized, provided, however, that only the Board of Directors may suspend, amend, or terminate this Plan as provided in Section 9, and that a committee that includes officers of the Company shall not be permitted to grant options to persons who are officers of the Company. The administrator of this Plan is referred to as the "Plan Administrator."

4.1       Procedures. The Board of Directors shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall constitute valid acts of the Plan Administrator.

4.2       Powers. Subject to the specific provisions of this Plan and to all required regulatory and stock exchange approvals, the Plan Administrator shall have the authority, in its discretion: (a) to grant the stock options described in Section 6, including Incentive Stock Options and Non-Qualified Stock Options, and to designate each option granted as an Incentive Stock Option or a Non-Qualified Stock Option; (b) to determine, in accordance with Section 6.1(f) of this Plan, the fair market value of the shares of Common Stock subject to options; (c) to determine the exercise price per share of options; (d) to determine the parties to whom, and the time or times at which, options shall be granted and the number of shares of Common Stock to be represented by each option; (e) to interpret this Plan; (f) to adopt, amend, and rescind rules and regulations relating to this Plan; (g) to determine the terms and provisions of each option granted (which need not be identical) and, with the consent of the holder thereof, to modify or amend each option; (h) to reduce the exercise price per share of outstanding and unexercised options; (i) to defer, with the consent of the Optionee, or to accelerate the exercise date of any option; (j) to waive or modify any term or provision contained in any option applicable to the underlying shares of Common Stock; (k) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Plan Administrator; and (l) to make all other determinations deemed necessary or advisable for the administration of this Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan, any option issued hereunder or of any rule or regulation promulgated in connection herewith and all actions taken by the Plan Administrator shall be conclusive and binding on all interested parties. The Plan Administrator may delegate administrative functions to individuals who are officers or employees of the Company or a related corporation.

4.3       Limited Liability.      No member of the Board of Directors or the Plan Administrator, or officer of the Company or any related corporation shall be liable for any action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the explicit provisions hereof, the Board of Directors and Plan Administrator may act in their absolute discretion in all matters related to this Plan.

4.4       Securities Exchange Act of 1934. At any time that the Company has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered by the Plan Administrator in accordance with Rule 16b-3 adopted under the Exchange Act, as such rule may be amended from time to time. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan Administrator.

5.       Eligibility.

5.1       Optionees. The Plan Administrator may award options to any former, current or future director, employee, officer, agent, consultant or provider of service to the Company, its parent corporations, any subsidiaries, or any related corporation of the Company. Any party to whom an option is granted under this Plan is referred to as an "Optionee." The total number of shares of Common Stock that may be granted to any single Optionee shall not exceed five percent (5%) of the number of issued and outstanding shares of Common Stock (on a non-fully diluted basis) at the time the option is granted. In addition, options may not be granted that could result in:

(a)       The issuance to Insiders (as "Insider" is defined in the Securities Act (Ontario), other than a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of the Company) and Associates of Insiders (as "Associate" is defined in the Securities Act (Ontario)), within a one-year period, of a number of shares of Common Stock exceeding 10% of the Outstanding Issue (as hereinafter defined); or

(b)       The issuance to any one Insider and such Insider's Associates, within a one-year period, of a number of shares of Common Stock exceeding 5% of the Outstanding Issue (as hereinafter defined).

"Outstanding Issue" means the issued and outstanding shares of Common Stock, excluding shares of Common Stock issued pursuant to a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of shares of Common Stock to one or more providers of services to the Company, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise, over the preceding one-year period.

5.2       Parent, Subsidiaries, and Other Related Corporations. For purposes of this Plan, a parent shall be defined as any corporation or other form of business association that is treated as a corporation for tax purposes owning or controlling, directly or indirectly, 50% or more of the voting power of the Shares of the Company so as to qualify as a "parent" corporation within the meaning of Section 424(e) of the Internal Revenue Code (the "Code"). As used in this Plan, the term "subsidiary" of the Company shall include any corporation or other form of business association that is treated as a corporation for tax purposes, in which the Company owns, directly or indirectly, at the time of the grant of an option hereunder, stock possessing 50% or more of the total combined voting power of all classes of the stock thereof, and the term "related corporation" shall include (i) the Company's parent; (ii) all subsidiaries of the Company, and (iii) any other corporation that is under the common control of the Company and any subsidiary of such corporation.

6.       Awards.

The Plan Administrator, from time to time, may take the following actions, separately or in combination, under this Plan: (a) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to any employee of the Company, its parent corporations or its subsidiaries, as provided in Section 6.1 of this Plan; (b) grant options other than Incentive Stock Options ("Non-Qualified Stock Options"), as provided in Section 6.2 of this Plan; (c) grant options to officers, employees, and others in foreign jurisdictions, as provided in Section 6.7 of this Plan; and (d) grant options in certain acquisition transactions, as provided in Section 6.8 of this Plan.

6.1       Incentive Stock Options. Incentive Stock Options shall be subject to the following terms and conditions:

                                                            (a)     Incentive Stock Options may be granted under this Plan only to employees of the Company or its subsidiaries, including employees who are directors or officers.

(b)     No employee may be granted Incentive Stock Options under this Plan to the extent that the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year, under this Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any related corporation exceeds U.S. $100,000. To the extent that any option designated as an Incentive Stock Option exceeds the U.S. $100,000 limit, such option shall be treated as a Non-Qualified Stock Option. In making this determination, options shall be taken into account in the order in which they were granted, and the fair market value of the shares of Common Stock shall be determined as of the time that the option with respect to such shares was granted.

(c) An Incentive Stock Option may be granted under this Plan to an employee possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company (as determined pursuant to the attribution rules contained in Section 424(d) of the Code) only if the exercise price is at least 110% of the fair market value of the Common Stock subject to the option on the date the option is granted, as defined in Section 6.1(f) of this Plan, and only if the option by its terms is not exercisable after the expiration of five years from the date it is granted.

(d)     Except as provided in Section 6.5 of this Plan, no Incentive Stock Option granted under this Plan may be exercised unless at the time of such exercise the Optionee is employed by the Company or any related corporation of the Company and the Optionee has been so employed continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Plan Administrator shall not, however, be deemed an interruption of employment for this purpose.

(e)     Subject to Sections 6.1(c) and 6.1(d) of this Plan, Incentive Stock Options granted under this Plan shall continue in effect for the period fixed by the Plan Administrator, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

(f)     The exercise price shall not be less than the fair market value of the shares of Common Stock covered by the Incentive Stock Option on the date the option is granted. The fair market value of shares shall be the weighted average closing price (or, if such price is not available, the last sales price) per share of the Common Stock for the five business days immediately preceding the date of grant as reported on the principal securities quotation system or stock exchange on which the shares are reported. If such shares are not so reported or listed, the Plan Administrator shall determine the fair market value of the shares of Common Stock in its discretion.

(g)     The provisions of clauses (b) and (c) of this Section shall not apply if either the applicable sections of the Code or the regulations thereunder are amended so as to change or eliminate such limitations or to permit appropriate modifications of those requirements by the Plan Administrator.

6.2       Non-Qualified Stock Options. Non-Qualified Stock Options shall be subject to the following terms and conditions:

(a)     The option price per share shall be determined by the Plan Administrator at the time of grant. The exercise price shall not be less than the fair market value of the shares of Common Stock covered by the Non-Qualified Stock Option on the date the option is granted. The fair market value of shares of Common Stock covered by a Non-Qualified Stock Option shall be determined by the Plan Administrator, as described in Section 6.1(f).

(b)     Any Non-Qualified Stock Option shall terminate 10 years after the date it is granted.

6.3       Vesting. To ensure that the Company will achieve the purposes of and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall be exercisable according to the following vesting schedule, except that the Plan Administrator may waive this vesting schedule, establish a different vesting schedule or provide for no vesting schedule for such options as it determines; and (ii) in the event of the death or disability, as defined herein, of an Optionee while employed by the Company or a related corporation, one hundred percent (100%) of the total option shall immediately become exercisable. With respect to the options subject to this Section, one-fourth of each option shall be exercisable from and after the date of grant, and the remainder shall become exercisable as follows:

           Years of Continuous

            Service From the Date                                Portion of Total Option

            the Option Is Granted                                 That is Exercisable

            More than one year                                         One-half

More than two years                                       Three-quarters

More than three years                                     Entire option

6.4       Nontransferability. Each option granted under this Plan by its terms and the rights and privileges conferred hereby may not be transferred, assigned, pledged, or hypothecated in any manner (either voluntarily or by operation of law) except by will or by the laws of descent and distribution, shall not be subject to execution, attachment, or similar process and shall be exercisable during the Optionee's lifetime only by the Optionee. Any purported transfer or assignment in violation of this provision shall be void. Stock issued on exercise of an option may have, in addition to restrictions on transfer imposed by law, any restrictions on transfer imposed by the Board of Directors.

6.5       Termination of Stock Options.

6.5.1  Generally. In the case of an Optionee who is an employee, but not an officer or director of the Company or a related corporation, unless otherwise determined by the Plan Administrator or specified in the Optionee's Option Agreement, if the Optionee's employment or service with the Company or any related corporation terminates for any reason other than for disability or death, then the Optionee may exercise, at any time prior to its expiration or to the end of a ninety-day period starting on the date of termination, whichever is shorter, that portion of the Optionee's stock option that was exercisable at the time of such termination of employment or service (provided the conditions of Section 6.6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

6.5.2  Disability. In the case of an Optionee who is an employee, unless otherwise determined by the Plan Administrator, if an Optionee's employment or relationship with the Company or any related corporation terminates because of a permanent and total disability (as defined in Section 22(e)(3) of the Code), the option, including portions not yet exercisable, may be exercised at any time prior to the earlier of (a) expiration date of the option or (b) the expiration of twelve months after the date of physical disability (provided the conditions of Section 6.6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

6.5.3  Death. In the case of an Optionee who is an employee, unless otherwise determined by the Plan Administrator, in the event of the death of an Optionee while employed by or providing service to the Company or a related corporation, the option may be exercised at any time prior to the earlier of (a) the expiration date of the option or (b) the expiration of twelve months after the date of death by the person or persons to whom such Optionee's rights under the option shall pass by the Optionee's will or by the applicable laws of descent and distribution, for up to the full number of shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section 6.6.4. and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

6.5.4  Extension of Exercise Period Applicable to Termination. Subject to all required regulatory and stock exchange approvals, the Plan Administrator, at the time of grant or at any time thereafter, may extend the ninety-day and twelve-month exercise periods to any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Plan Administrator may determine; provided, that any extension of the exercise period or other modification of a stock option shall be subject to the written agreement and acknowledgement by the Optionee that the extension or modification disqualifies the option as an Incentive Stock Option.

6.5.5  Failure to Exercise Option. To the extent that the option of any deceased employee Optionee or of any Optionee whose employment terminates is not exercised within the limited periods provided above, all further rights to purchase shares of Common Stock pursuant to such options shall cease and terminate at the end of such period.

6.5.6  Transfers; Leaves. For purposes of this Section 6.5, a transfer of employment or other relationship between or among the Company and/or any related corporation shall not be deemed to constitute a termination of employment or other cessation of relationship with the Company or any of its related corporations. For purposes of this Section 6.5, employment shall be deemed to continue while the Optionee is on military leave, sick leave, or other bona fide leave of absence (as determined by the Plan Administrator) in accordance with the policies of the Company.

6.6     Exercise.

6.6.1  Procedure. Subject to the provisions of Section 6.3 above, each option may be exercised in whole or in part; provided, however, that options shall not be exercised for fractional shares. Options shall be exercised by delivery to the Secretary of the Company or his or her designated agent of notice of the number of shares with respect to which the option is exercised, together with payment in full of the exercise price. In addition, unless in the opinion of counsel for the Company such a representation is not required to comply with the Securities Act of 1933, as amended, such notice shall contain a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution.

6.6.2  Payment. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Secretary of the Company or his or her designated agent and shall be (i) in cash or bank certified or cashier's check for the shares of Common Stock being purchased; (ii) in shares of Common Stock of the Company previously acquired and held for not less than one year by the Optionee, or, with the consent of the Plan Administrator, in whole or in part in shares of Common Stock of the Company previously acquired and held for less than one year by the Optionee; (iii) with the consent of the Plan Administrator, by delivering a notice of exercise to a broker-dealer pursuant to an arrangement with the Company to have the broker-dealer sell the shares of Common Stock of the Company and deliver the proceeds thereof to the Company in payment of the option exercise; (iv) in a combination of (i), (ii), or (iii); or (v) in such other forms of payment of full value of the exercise price as the Board approves. Any shares surrendered on payment for the exercise of options shall be valued at fair market value as determined by the Board. No shares shall be issued until full payment therefor has been made.

6.6.3  Withholding. Prior to the issuance of shares of Common Stock upon the exercise of an option, the Optionee shall pay to the Company or the applicable related corporation the amount of any applicable federal, state, and local tax withholding obligations. The Company may withhold any distribution in whole or in part until the Company or such related corporation is so paid. The Company shall have the right to withhold such amount from any other amounts due or to become due from the Company or such related corporation, as the case may be, to the Optionee, including salary (subject to applicable law) or to retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company or such related corporation to reimburse it for any such taxes and cancel (in whole or in part) any such shares so withheld.

6.6.4     Conditions Precedent to Exercise. The Plan Administrator may establish conditions precedent to the exercise of any option, which shall be described in the relevant Option Agreement.

6.7     Foreign Qualified Grants. Options under this Plan may be granted to directors, officers and employees of the Company and its related corporations and other persons described in Section 5 who reside in foreign jurisdictions as the Plan Administrator may determine from time to time. Subject to all required regulatory and stock exchange approval, the Board may adopt such supplements to the Plan as are necessary to comply with the applicable laws of such foreign jurisdictions and to afford Optionees favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement on terms that are more beneficial to such Optionees than the terms permitted by this Plan.

6.8     Adjustments to Options.

6.8.1 Except with respect to a transaction described in Section 6.9, which shall be solely subject to such Section, upon the effective date of the dissolution or liquidation of the Company, or of a reorganization, merger, or consolidation of the Company with one or more corporations that results in more than 80% of the outstanding voting shares of the Company being owned by one or more affiliated corporations or other affiliated entities, or of a transfer of all or substantially all of the assets of the Company to another Corporation, this Plan and any unexercised options granted hereunder shall terminate unless provision is made in writing in connection with such transaction for the continuation of the Plan and for the assumption of options and other rights theretofore granted, or for the substitution for such options of new options covering the shares of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the options granted under it shall continue in the manner and under the terms so provided. In the event of such a transaction, and if provision is not made in such a transaction for the continuation of the Plan and for the assumption of options or substitutions therefor of new options covering the shares of a successor corporation or a parent or subsidiary thereof, then each Optionee shall be entitled, before the effective date of any such transaction, to purchase the full number of shares under his or her option that he or she would otherwise have been entitled to purchase during the remaining term of such option without regard to any limitation on exercise that may be contained therein.

If the outstanding shares of Common Stock are increased or decreased (other than through a stock dividend of less than ten percent) or changed into or exchanged for a different number or kind of securities through recapitalization, reclassification, stock split, amendment of the Company's Articles of Incorporation, or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and/or kind of securities allocated to the options with a corresponding adjustment in the price for each share covered thereby.

Adjustments under this Section 6.8 shall be made by the Board, whose determination shall be final. Unless an Optionee agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made, if possible, in such a manner so as not to constitute a "modification," as defined in Section 424(h) of the Code, and so as not to cause the Optionee's Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

6.9     Change in Control.

(i)     If any person (as such term is used in Section 13 of the Exchange Act and the rules and regulations thereunder and including any Affiliate or Associate of such person, as defined in Rule 12b-2 under said Act, and any person acting in concert with such person) directly or indirectly acquires or otherwise becomes entitled to vote more than 80 percent of the voting power entitled to be cast at elections for directors ("Voting Power") of the Company; or

(ii)     if there occurs any merger or consolidation of the Company, or any sale, lease, or exchange of all or any substantial part of the consolidated assets of the Company and its subsidiaries to any other person and (a) in the case of a merger or consolidation, the holders of outstanding stock of the Company entitled to vote in elections of directors immediately before such merger or consolidation (excluding for this purpose any person (including any Affiliate or Associate) that directly or indirectly owns or is entitled to vote 20 percent or more of the Voting Power of the Company) holds less than 80 percent of the Voting Power of the survivor of such merger or consolidation or its parent; or (b) in the case of any such sale, lease, or exchange, the Company does not own at least 80 percent of the Voting Power of the other person; or

(iii)     if one or more new directors of the Company are elected and at such time three or more directors (or, if less, a majority of the directors) then holding office were not nominated as candidates by a majority of the directors in office immediately before such election;

Subject to all required regulatory and stock exchange approvals, the Board of Directors may, in its discretion, revise, alter, amend or modify any agreement covering an option granted under this Plan, and any then-outstanding option, in any manner that it deems appropriate, including, but not limited to, any of the following respects:

(A)  the option may be deemed to pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the unexercised portion thereto would be entitled if he or she actually owned such shares immediately before the record date or other time any such event became effective, and the number of shares subject to the option may be adjusted as necessary to maintain the ratio between the number of shares and the securities, cash and other property subject to the option;

(B)  subject to the provisions of Section 422 of the Code applicable to an incentive stock option, the dates upon which outstanding and unexercised options may be exercised may be advanced (without regard to installment exercise limitations, if any);

(C)  the dates upon which restrictions and conditions applicable to outstanding stock shall lapse may be advanced (without regard to any installment limitations); and

(D)  the surrender of shares of stock in a merger, consolidation, or share exchange involving the Company may be authorized notwithstanding any restrictions and conditions applicable to such shares, provided that the securities and/or other considerations received in exchange therefor shall be subject to the restrictions and conditions applicable to the shares at the time of surrender and that the surrendering grantee agrees to any reasonable provisions requested by the Company to assure that any consideration received as a result of such surrender is subject to the same restrictions and conditions as those imposed on the shares surrendered and that the consideration cannot be transferred in violation of any such restrictions.

If the Board of Directors believes that any such event is reasonably likely to occur, it may so revise, alter, amend, or modify as set forth above at any time before and contingent upon the consummation of such an event.

6.10     Holding Period. Unless otherwise determined by the Plan Administrator, if a person subject to Section 16 of the Exchange Act exercises an option within six months of the date of grant of the option, the shares of Common Stock acquired upon exercise of the option may not be sold until six months after the date of grant of the option.

6.11     Option Agreements. Options granted under this Plan shall be evidenced by written stock option agreements (the "Option Agreements") that shall contain such terms, conditions, limitations, and restrictions as the Plan Administrator shall deem advisable and which are consistent with this Plan. All Option Agreements shall include or incorporate by reference the applicable terms and conditions contained in this Plan.

7.     Securities Regulations.

Shares of Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability with respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Common Stock on the official stock books and records of the Company, and a legend may be stamped on stock certificates to the effect that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. This provision shall not obligate the Company to undertake registration of the options or stock thereunder.

Should any of the Company's capital stock of the same class as the Stock subject to options or rights granted hereunder be listed on a national securities exchange, all Stock issued hereunder if not previously listed on such exchange shall be authorized by that exchange for listing thereon prior to the issuance thereof.

8.     Amendment and Termination.

8.1     Plan. Subject to all required regulatory and stock exchange approvals, the Board of Directors may at any time suspend, amend or terminate this Plan.

8.2     Options. Subject to all required regulatory and stock exchange approvals, and the requirements of Section 422 of the Code with respect to Incentive Stock Options and to the terms and conditions and within the limitations of this Plan and specifically Section 7 hereof, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding Incentive Stock Options granted under this Plan shall be made in such a manner so as not to constitute a "modification," as defined in Section 425(h) of the Code, and so as not to cause any Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option as defined in Section 422(b) of the Code.

9.     Miscellaneous.

9.1     Time of Granting Options. The date of grant of an option shall, for all purposes, be the date on which the Board of Directors grants the option; the execution of an Option Agreement and the conditions to the exercise of an option shall not defer the date of grant.

9.2     No Status as Shareholder. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares of Common Stock issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised and the issuance (as evidenced by the appropriate entry on the books of the Company or duly authorized transfer agent of the Company) of the stock certificate evidencing such shares.

9.3     Status as an Employee. Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company or related corporation at any time.

9.4     Reservation of Shares. The Company, during the term of this Plan, at all times will reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Plan.

Adopted by the Board of Directors on March 4, 1994 and approved by the Shareholders on April 5, 1994, and amended by the Board of Directors on November 17, 1995.

SOLITARIO RESOURCES CORPORATION

1994 STOCK OPTION PLAN

TABLE OF CONTENTS

Page

1.     Purpose 1

2.     Stock Subject to This Plan 1

3.     Effective Date and Duration of This Plan 1

3.1     Effective Date 1

3.2     Duration 1

4.     Administration 1

4.1     Procedures 1

4.2     Powers 2

4.3     Limited Liability 2

4.4     Securities Exchange Act of 1934 2

5.     Eligibility 2

5.1     Optionees 2

5.2     Parent, Subsidiaries, and Other Related Corporations 3

6.     Awards 3

6.1     Incentive Stock Options 3

6.2     Non-Qualified Stock Options 4

6.3     Vesting 4

6.4     Nontransferability 5

6.5     Termination of Stock Options 5

6.5.1  Generally 5

6.5.2  Disability 5

6.5.3  Death 5

6.5.4  Extension of Exercise Period Applicable to Termination 5

6.5.5  Failure to Exercise Option 6

6.5.6  Transfers; Leaves 6

6.6     Exercise 6

6.6.1  Procedure 6

6.6.2  Payment 6

6.6.3  Withholding 6

6.6.4 Conditions Precedent to Exercise 7

6.7     Foreign Qualified Grants 7

6.8     Adjustments to Options 7

6.9     Change in Control 7

6.10    Holding Period 8

6.11    Option Agreements 8

7.     Securities Regulations 9

8.     Amendment and Termination 9

8.1     Plan 9

8.2     Option 9

9.     Miscellaneous 10

9.1     Time of Granting Options 10

9.2     No Status as Shareholder 10

9.3     Status as an Employee 10

9.4     Reservation of Shares 10